EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JULY 19, 2012 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION DATED MAY 1, 2012, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2012, as supplemented of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and SAI, and retain it for future reference. You may obtain an additional copy of the Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a portfolio manager change to the EQ/Large Cap Growth PLUS Portfolio (“Portfolio”).

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Information Regarding

EQ/Large Cap Growth PLUS Portfolio

Effective July 20, 2012, A. Douglas Rao, resigned from Marsico Capital Management, LLC, and no longer serves as member of the team that manages the Portfolio.

Information regarding A. Douglas Rao in the section of the Prospectus entitled “Who Manages the Portfolio – Adviser: Marsico Capital Management, LLC – Portfolio Managers” hereby is deleted in its entirety

Information regarding A. Douglas Rao contained in the section of the Prospectus entitled “Management of the Trust – The Advisers – Marsico Capital Management, LLC” hereby is deleted in its entirety.

Thomas F. Marsico and Coralie Witter remain responsible for the day-to-day management of the Portfolio.

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Effective July 20, 2012, information regarding A. Douglas Rao contained in the section of the SAI entitled “Appendix C – Portfolio Manager Information – EQ/Large Cap Growth PLUS Portfolio” hereby is deleted in its entirety.

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